                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 27, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                               ALTERA CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


   Delaware                    0-16617                      77-0016691
---------------         ---------------------       ----------------------------
(State or Other         (Commission File No.)       (IRS Employer Identification
Jurisdiction of                                                No.)
Incorporation)


                101 Innovation Drive, San Jose, California 95134
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (408) 544-7000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 2.  Acquisition or Disposition of Assets.


        On December 27, 2000, Altera Corporation (referred to as "we" and "our") sold our 23% equity ownership interest in WaferTech, LLC, or WaferTech, to a subsidiary of Taiwan Semiconductor Manufacturing Company, or TSMC, for $350 million in cash. This sale was consummated in accordance with the terms of the Assignment and Assumption Agreement dated as of November 15, 2000 between TSMC's subsidiary and us, which is filed as Exhibit 2.1 to our Form 8-K dated December 14, 2000. For more information, please see our press release attached as Exhibit
99.1 to our December 14th Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


        (b)     Pro Forma Financial Information.

                The following pro forma condensed consolidated balance sheet as of September 30, 2000, and the condensed consolidated statements of operations for the nine months ended September 30, 2000 and the year ended December 31, 1999 give effect to the sale of our 23% equity ownership interest in WaferTech to TSMC's subsidiary for $350 million in cash. The adjustments related to the pro forma condensed consolidated balance sheet assume the transaction was consummated at September 30, 2000, while the adjustments to the pro forma condensed consolidated statements of operations assume the transaction was consummated at the beginning of the periods presented.

                The pro forma information is based on our historical condensed consolidated financial statements. The pro forma adjustments required are to eliminate our net assets, and to reflect the cash proceeds and the associated tax and retained earnings impacts of the sale. The gain on the sale of our interest in WaferTech as previously reported in our press release is not considered in the pro forma condensed consolidated statements of operations.


                These pro forma statements are not necessarily indicative of the results that actually would have occurred if the sale had been in effect as of and for the periods presented or what may be achieved in the future.



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                               ALTERA CORPORATION

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000
                            (UNAUDITED, IN THOUSANDS)

                                                HISTORICAL
                                                 FINANCIAL         PRO FORMA            PRO FORMA
                                                STATEMENTS        ADJUSTMENTS            RESULTS
                                                -----------       -----------          -----------
ASSETS

Current assets:
  Cash and cash equivalents                     $   296,788       $   350,384(1)       $   647,172
  Short-term investments                            726,017                                726,017
                                                -----------       -----------          -----------
       Total cash, cash equivalents,
         and short-term investments               1,022,805           350,384            1,373,189
  Other current assets                              499,088             1,767(2)           500,855
                                                -----------       -----------          -----------
       Total current assets                       1,521,893           352,151            1,874,044

Property and equipment, net                         197,916                                197,916
Investments and other assets                        202,207          (175,537)(3)           26,670
                                                -----------       -----------          -----------
                                                $ 1,922,016       $   176,614          $ 2,098,630
                                                ===========       ===========          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Deferred income on sales to distributors      $   366,202       $        --          $   366,202
  Other current liabilities                         170,014            70,159(4)           240,173
                                                -----------       -----------          -----------
       Total current liabilities                    536,216            70,159              606,375
                                                -----------       -----------          -----------

Stockholders' equity:
  Capital in excess of par value                    478,032                                478,032
  Retained earnings                                 953,263           106,455(5)         1,059,718
  Other stockholders' equity                        (45,495)                               (45,495)
                                                -----------       -----------          -----------
       Total stockholders' equity                 1,385,800           106,455            1,492,255
                                                -----------       -----------          -----------
                                                $ 1,922,016       $   176,614          $ 2,098,630
                                                ===========       ===========          ===========

(1) Reflects the cash proceeds received from the sale of our 23% equity ownership interest in WaferTech.

(2) Increase in inventory resulting from the removal of intercompany profit in inventory we had previously purchased from WaferTech.

(3) Eliminates the net assets of our 23% equity ownership interest in WaferTech.

(4) Estimated income tax liability on gain on sale of our 23% equity ownership interest in WaferTech.

(5) Estimated retained earnings impact of the sale of our 23% equity ownership interest in WaferTech.



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                               ALTERA CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                      HISTORICAL
                                                       FINANCIAL         PRO FORMA           PRO FORMA
                                                      STATEMENTS        ADJUSTMENTS           RESULTS
                                                      -----------       -----------         -----------
Sales                                                 $ 1,008,862       $        --         $ 1,008,862
Costs and expenses:
   Cost of sales                                          341,969                               341,969
   Research and development                               121,813                               121,813
   Selling, general and administrative                    149,490                               149,490
   Acquired in-process research and development             6,305                                 6,305
                                                      -----------       -----------         -----------
Total costs and expenses                                  619,577                --             619,577
                                                      -----------       -----------         -----------

Income from operations                                    389,285                --             389,285
Interest and other income, net                             33,858                                33,858
                                                      -----------       -----------         -----------

Income before income taxes and equity investment          423,143                --             423,143

Provision for income taxes                               (131,175)                             (131,175)
Equity in income (loss) of WaferTech                         (563)              563(1)               --
                                                      -----------       -----------         -----------
Net income                                            $   291,405       $       563         $   291,968
                                                      ===========       ===========         ===========

Income per share:
   Basic                                              $      0.73                           $      0.73
                                                      ===========                           ===========
   Diluted                                            $      0.70                           $      0.70
                                                      ===========                           ===========

Weighted shares outstanding:
   Basic                                                  398,267                               398,267
                                                      ===========                           ===========
   Diluted                                                419,232                               419,232
                                                      ===========                           ===========

(1)     Elimination of equity in loss of WaferTech.



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                               ALTERA CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                     HISTORICAL
                                                      FINANCIAL      PRO FORMA           PRO FORMA
                                                     STATEMENTS     ADJUSTMENTS           RESULTS
                                                     ----------     -----------          ---------
Sales                                                 $ 836,623       $      --          $ 836,623
Costs and expenses:
   Cost of sales                                        301,322                            301,322
   Research and development                              86,065                             86,065
   Selling, general and administrative                  143,214                            143,214
                                                      ---------       ---------          ---------
Total costs and expenses                                530,601              --            530,601
                                                      ---------       ---------          ---------

Income from operations                                  306,022              --            306,022
Interest and other income, net                           37,055                             37,055
                                                      ---------       ---------          ---------

Income before income taxes and equity investment        343,077              --            343,077

Provision for income taxes                             (111,499)                          (111,499)
Equity in income (loss) of WaferTech                     (7,584)          7,584(1)              --
                                                      ---------       ---------          ---------
Net income                                            $ 223,994       $   7,584          $ 231,578
                                                      =========       =========          =========

Income per share:
   Basic                                              $    0.57                          $    0.58
                                                      =========                          =========
   Diluted                                            $    0.54                          $    0.56
                                                      =========                          =========

Weighted shares outstanding:
   Basic                                                396,158                            396,158
                                                      =========                          =========
   Diluted                                              414,928                            414,928
                                                      =========                          =========

(1)     Elimination of equity in loss of WaferTech.



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        (c)     Exhibit.

                2.1 Assignment and Assumption Agreement dated as of November 15, 2000 between Altera Corporation and TSMC Development, Inc. (incorporated by reference to the same-numbered exhibit filed with the Form 8-K dated December 14, 2000).



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ALTERA CORPORATION


                               BY: /s/ NATHAN SARKISIAN
                               -------------------------------------------------
                               Nathan Sarkisian, Senior Vice President and Chief Financial Officer

Date:  January 4, 2001



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                                  EXHIBIT INDEX


2.1 Assignment and Assumption Agreement dated as of November 15, 2000 between Altera Corporation and TSMC Development, Inc. (incorporated by reference to the same-numbered exhibit filed with the Form 8-K dated
        December 14, 2000).



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